Franklin Auto Trust 2003-1
Monthly Servicing Report

Collection Period:                                    June 2003
Distribution Date:                                    July 20, 2003
Number of Days in Distribution Period:                30

Section I.  Original Deal Parameters

   A.  Original Portfolio                                                            Principle Weighted Average
                                   Number of         Principal        Coupon      Original Term     Remaining Term       Seasoning
                                   Contracts          Balance         (WAC)          (Months)          (Months)           (Months)
                               -----------------------------------------------------------------------------------------------------
      i.     Prime Loans              8,322      145,930,507.49       7.59%           68.09               64.36              3.73
      ii.    Non-Prime Loans          6,079       99,164,289.19      12.31%           67.40               63.00              4.40
      iii.   Sub-Prime Loans            260        2,925,204.21      18.65%           60.66               56.32              4.34
      iv.    Pre-funding account                  70,000,000.00
      v.     Total Loans             14,661      318,020,000.89       9.61%           67.73               63.72              4.01

   B.  Bonds Issued             Original
                               Principal                Legal Final
                                Balance      Coupon      Maturity     CUSIP
                              ------------------------------------------------
      i.     Class A-1 Notes   37,000,000.00  1.25%    May 20,2004  35242RAU8
      ii.    Class A-2 Notes  112,500,000.00  1.31%    July 20,2006  35242RAV6
      iii.   Class A-3 Notes   58,000,000.00  1.65%    July 20,2007  35242RAW4
      iv.    Class A-4 Notes  110,500,000.00  2.27%    May 20, 2011  35242RAX2

   C.  Spread Account

     i.   Initial Cash Deposit                         0.00
     ii.  Spread Account Floor Amount          3,180,200.00
     iii. Specified Spread Account Amount      3.25% of Outstanding Pool Balance
     iv.  Maximum Spread Account Amount        10% of Outstanding Pool Balance
     v.   Initial Payment Provider Commitment  10,335,650.00


Section II.  Deal Status as of Previous Distribution Date

   A.  Portfolio                                                                    Principle Weighted Average
                                   Number of         Principal        Coupon      Original Term     Remaining Term       Seasoning
                                   Contracts          Balance         (WAC)          (Months)          (Months)           (Months)
                               -----------------------------------------------------------------------------------------------------
      i.     Prime Loans              8,322      145,930,507.49       7.59%           68.09               64.36              3.73
      ii.    Non-Prime Loans          6,079       99,164,289.19      12.31%           67.40               63.00              4.40
      iii.   Sub-Prime Loans            260        2,925,204.21      18.65%           60.66               56.32              4.34
      iv.    Pre-Funding Account                  70,000,000.00
      v.     Total Loans             14,661      318,020,000.89       9.61%           67.73               63.72              4.01

   B.  Bonds Outstanding
                                                            Unpaid Interest
                                       Principal Balance    Shortfall Amount
                                      ----------------------------------------
      i.     Class A-1 Notes              37,000,000.00           0.00
      ii.    Class A-2 Notes             112,500,000.00           0.00
      iii.   Class A-3 Notes              58,000,000,00           0.00
      iv.    Class A-4 Notes             110,500,000.00           0.00

   C.  Spread Account

      i.     Spread Account Cash Balance                        0.00
      ii.    Payment Provider Commitment               10,335,650.00

   D.  Shortfall Amounts

      i.     Base Servicing Fee Shortfall                       0.00
      ii.    Surety Fee Shortfall                               0.00
      iii.   Unreimbursed Surety Draws                          0.00
      iv.    Unreimbursed Insurer Optional Deposit              0.00
      v.     Additional Servicing Fee Shortfall                 0.00


Section II.  Deal Status as of Previous Distribution Date

   E.  Delinquencies in Period
                                  30-59 Days   60-89 Days    90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Principal Balance

      i.     Prime Loans            38,650.01         0.00         0.00        0.00          0.00                      0.00
      ii.    Non-Prime Loans        27,518.61         0.00         0.00        0.00          0.00                      0.00
      iii.   Sub-Prime Loans             0.00         0.00         0.00        0.00          0.00                      0.00
      iv.    Total Loans            66,168.62         0.00         0.00        0.00          0.00                      0.00

                                  30-59 Days  60-89 Days     90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Number of Contracts

      i.     Prime Loans               2          0               0            0                0                  0
      ii.    Non-Prime Loans           2          0               0            0                0                  0
      iii.   Sub-Prime Loans           0          0               0            0                0                  0
      iv.    Total Loans               4          0               0            0                0                  0

                                  30-59 Days  60-89 Days     90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Principal Balance as a % of
      Previous Balance

      i.     Prime Loans            0.03%        0.00%         0.00%       0.00%               0.00%                   0.00%
      ii.    Non-Prime Loans        0.03%        0.00%         0.00%       0.00%               0.00%                   0.00%
      iii.   Sub-Prime Loans        0.00%        0.00%         0.00%       0.00%               0.00%                   0.00%
      iv.    Total Loans            0.03%        0.00%         0.00%       0.00%               0.00%                   0.00%

                                  30-59 Days  60-89 Days     90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Number of Contracts as a % of
      Previous Number

      i.     Prime Loans            0.02%        0.00%          0.00%      0.00%               0.00%                   0.00%
      ii.    Non-Prime Loans        0.03%        0.00%          0.00%      0.00%               0.00%                   0.00%
      iii.   Sub-Prime Loans        0.00%        0.00%          0.00%      0.00%               0.00%                   0.00%
      iv.    Total Loans            0.03%        0.00%          0.00%      0.00%               0.00%                   0.00%



Section III.  Collection Period Activity and Current Status

   A.  Portfolio                                                                     Principal Weighted Average
                                   Number of         Principal        Coupon      Original Term     Remaining Term       Seasoning
                                   Contracts          Balance         (WAC)          (Months)          (Months)           (Months)
                               -----------------------------------------------------------------------------------------------------
      i.     Prime Loans              8,127      140,510,489.79       7.58%           68.14               63.50              4.64
      ii.    Non-Prime Loans          5,974       96,509,753.30      12.30%           67.44               62.20              5.24
      iii.   Sub-Prime Loans            258        2,864,432.81      18.68%           60.68               55.52              5.16
      iv.    Pre-funding Account                  70,000,000.00
      v.     Total Loans             14,359      309,884,675.90       9.61%           67.77               62.88              4.89

   B.  Delinquencies in Period
                                  30-59 Days   60-89 Days     90-119 Days  120+ Days    Repo in Inventory     Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Principal Balance

      i.     Prime Loans           200,785.07          0.00         0.00          0.00        0.00                   0.00
      ii.    Non-Prime Loans       482,692.94          0.00         0.00          0.00        0.00                   0.00
      iii.   Sub-Prime Loans        21,638.70          0.00         0.00          0.00        0.00                   0.00
      v.     Total Loans           705,116.71          0.00         0.00          0.00        0.00                   0.00

                                  30-59 Days  60-89 Days     90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Number of Contracts

      i.     Prime Loans              16          0              0             0              0                         0
      ii.    Non-Prime Loans          39          0              0             0              0                         0
      iii.   Sub-Prime Loans           2          0              0             0              0                         0
      iv.    Total Loans              57          0              0             0              0                         0

                                  30-59 Days  60-89 Days     90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Principal Balance as a % of
      Current Balance

      i.     Prime Loans           0.14%        0.00%          0.00%          0.00%          0.00%                    0.00%
      ii.    Non-Prime Loans       0.50%        0.00%          0.00%          0.00%          0.00%                    0.00%
      iii.   Sub-Prime Loans       0.76%        0.00%          0.00%          0.00%          0.00%                    0.00%
      iv.    Total Loans           0.29%        0.00%          0.00%          0.00%          0.00%                    0.00%

                                  30-59 Days  60-89 Days     90-119 Days  120+ Days    Repo in Inventory      Charge Offs in Period
                                 ---------------------------------------------------------------------------------------------------
   Number of Contracts as a % of
      Current Number

      i.     Prime Loans            0.20%       0.00%          0.00%          0.00%          0.00%                    0.00%
      ii.    Non-Prime Loans        0.65%       0.00%          0.00%          0.00%          0.00%                    0.00%
      iii.   Sub-Prime Loans        0.78%       0.00%          0.00%          0.00%          0.00%                    0.00%
      iv.    Total Loans            0.40%       0.00%          0.00%          0.00%          0.00%                    0.00%

Section III.  Collection Period Activity and Current Status

   C.  Collections

      i.     Simple Interest Contracts
             a.  Interest Collections                            1,979,825.17
             b.  Principal Collections                           7,704,711.79

      ii.    Net Liquidation Proceeds                                    0.00
      iii.   Post Disposition Recoveries                                 0.00
      iv.    Repurchase Amounts
             a.  Interest                                            3,559.91
             b.  Principal                                         430,613.20

   D. Pre-funding Account
      i.     Beginning Balance                                  70,000,000.00
      ii.    Withdrawal from Pre-funding Account During
               Current Collection Period                                 0.00
      iii.   Ending Balance                                     70,000,000.00

   E.  Total Available
      i.     Total Interest Collections                          1,983,385.08
      ii.    Total Principal Collections                         8,135,324.99
      iii.   Collected Funds                                    10,118,710.07
      iv.    Reinvestment Income Collected in Spread Account            63.84
      v.     Reinvestment Income Collected in Pre-funding Account   16,024.04
      vi.    Monthly Capitalized Interest Amount                   122,784.83
      vii.   Reinvestment Income Collected in Spread Account             0.00

   F.  Month End Pool Balance
      i.     Beginning Pool Balance                            318,020,000.89
      ii.    Principal Collections                               8,135,324.99
      iii.   Realized and Cram-Down Losses                               0.00
      iv.    Month End Pool Balance                            309,884,675.90

Section IV.  Distribution Calculations

   A.  Servicing Fee

      i.     Servicing Fee Rate
             a.  Prime Receivable @ 1.00%                          154,037.76
             b.  Non-prime Receivables @ 1.50%                     157,010.12
             c.  Sub-prime Receivables @ 2.00%                       6,175.43
             d.  Total Servicing Fee                               317,223.31
             e.  Total Receivables @ 1.25%                         327,248.61

      ii.    Base Servicing Fee (less of id. and ie.)              317,223.31
      iii.   Previous Servicing Fee Shortfall                            0.00
      iv.    Additional Servicing Fee                                    0.00
      v.     Previous Additional Servicing Fee Shortfall                 0.00
      vi.    Total Additional Servicing Fee                              0.00
      vii.   Supplemental Servicing Fee                             24,905.74
      viii.  Total Supplemental Servicing Fee                       24,905.74

   B.  Surety Fee
      i.     Surety Fee Rate                                             0.180%
      ii.    Base Surety Fee Due                                    60,423.80
      iii.   Previous Surety Fee Shortfall                               0.00
      iv.    Total Surety Fee Due                                   60,423.80

   C.  Bond Interest
                                     Bond        Number                  Previous         Accrued
                                   Interest     of Days       Current    Interest       Interest on         Total Bond
                                     Rate      in Period     Interest    Shortfall   Interest Shortfall    Interst Due
                                 ---------------------------------------------------------------------------------------
      i.     Class A-1 Notes     1.25%            39         50,104.17        0.00         0.00             50,104.17
      ii.    Class A-2 Notes     1.31%            38        155,562.50        0.00         0.00            155,562.50
      iii.   Class A-3 Notes     1.65%            38        101,016.67        0.00         0.00            101,016.67
      iv.    Class A-4 Notes     2.27%            38        264,770.28        0.00         0.00            264,770.28
      v.     Total               1.70%                      571,453.61        0.00         0.00            571,453.61


   D.  Bond Principal

      i.     Beginning Note Balance                         318,000,000.00
      ii.    Current Pool Balance                           309,864,675.90
      iii.   Principal Distributable Amount                   8,135,324.10

   E.  Total Required Distributions                           9,084,424.82
   F.  Total Available Funds                                 10,257,518.94
   G.  Required Distribution Shortfall                                0.00
   H.  Cash Available in Spread Account                               0.00
   I.  Reserve Account Draw                                           0.00
   J.  Payment Provider Commitment                           10,335,650.00
   K.  Payment Provider Required Payment Amount                       0.00
   L.  Surety Draw                                                    0.00
   M.  Insurer Optional Deposit                                       0.00
   N.  Total Cash Available for Distributions                10,257,518.94

Section V.  Waterfall for Distributions

   A.  Total Available Funds                10,257,518.94

                                                                                                        Remaining Amount Available
                                                      Amount Due         Amount Paid       Shortfall         for Distribution
                                                    -------------------------------------------------------------------------
   B.  Servicing Fee                                  317,223.31         317,223.31                0.00       9,940,295.63
   C.  Surety Fee                                      60,423.80          60,423.80                0.00       9,879,871.83
   D.  Note Interest                                  571,453.61         571,453.61                0.00       9,308,418.22
   E.  Principal Distributable Amount               8,135,324.10       8,135,324.10                0.00       1,173,094.12
   F.  Interest on Unreimbursed Surety Draws                0.00               0.00                0.00       1,173,094.12
   G.  Reimbursement of Previous Surety Draws               0.00               0.00                0.00       1,173,094.12
   H.  Reimbursement of Insurer Optional Deposits           0.00               0.00                0.00       1,173,094.12
   I.  Reserve Deposit                              3,180,200.00       1,173,094.12        2,007,105.88               0.00
   J.  Payment of Additional Servicing Fee                  0.00               0.00                0.00               0.00
   K.  Deposit to Certificate Distribution Acct.            0.00               0.00                0.00               0.00

Section VI.  Bond Reconciliation

                           Beginning Balance   Principal Paid   Ending Balance   Interest Due    Interest Paid   Interest Shortfall
                         ----------------------------------------------------------------------------------------------------------
   A.  Class A-1 Notes       37,000,000.00     8,135,324.10      28,864,675.90    50,104.17       50,104.17             0.00
   B.  Class A-2 Notes      112,500,000.00             0.00     112,500,000.00   155,562.50      155,562.50             0.00
   C.  Class A-3 Notes       58,000,000.00             0.00      58,000,000.00   101,016.67      101,016.67             0.00
   D.  Class A-4 Notes      110,500,000.00             0.00     110,500,000.00   264,770.28      264,770.28             0.00
   E.  Total                318,000,000.00     8,135,324.10     309,864,675.90   571,453.61      571,453.61             0.00

Section VII.  Spread Account Reconciliation

   A.  Net Yield Calculations

      i.     Current Month                                  5.30%
      ii.    Previous Month                                 NA
      iii.   Second Previous Month                          NA
      iv.    Three-Month Average                            NA
      v.     Previous Three Month Average                   NA
      vi.    Second Previous Three Month Average            NA

   B.  Has Net Yield Trigger Event Occurred
         and Is It Continuing?                                NO
   C.  Has Spread Account Deposit Event Occurred
         (clauses (i) through (iv) or (iv))?                  NO
   D.  Has Spread Account Deposit Event Occurred
         (clause (v))?                                        NO

   E.  Required Spread Account Parameters:
      i.     Spread Account Floor Amount            3,180,200.00
      ii.    Spread Account Specified Amount       10,071,251.95
      iii.   Spread Account Maximum Amount         30,988,467.48
      iv.    Spread Account Required Amount         3,180,200.00

   F.  Allocations, Deposits and Reductions of the Spread Account       Deposit of   Change in Payment    Cash on         Payment
        and the Payment Provider Commitment                               Cash in        Provider        Deposit in       Provider
                                                                       Spread Account   Commitment     Spread Account    Commitment
                                                                       ------------------------------------------------------------
      i.     Beginning Balance                                                 0.00          0.00              0.00   10,335,650.00
      ii.    Deposit of Payment Provider Commitment into Spread Account
               upon Spread Account Deposit Event (i-iv or vi)                  0.00          0.00              0.00   10,335,650.00
      iii.   Deposit of Payment Provider Commitment into Spread Account
               upon Spread Account Deposit Event (v)                           0.00          0.00              0.00   10,335,650.00
      iv.    Deposit to Spread Account from Waterfall                  1,173,094.12          0.00      1,173,094.12   10,335,650.00
      v.     Release from Spread Account when Net Yield Trigger Event
               Has Not Occurred or Has Been Deemed Cured                       0.00          0.00      1,173,094.12   10,335,650.00
      vi.    Release from Spread Account when Net Yield Trigger Event
               Has Occurred and Has Not Been Deemed Cured                      0.00          0.00      1,173,094.12   10,335,650.00
      vii.   Reduction of Payment Provider Commitment when Net Yield
               Trigger Event Not Occurred or Deemed Cured                      0.00  1,437,492.17      1,173,094.12    8,898,157.83
      viii.  Withdrawal from Spread Account for Insurer Optional Deposit       0.00          0.00      1,173,094.12    8,898,157.83
      ix.    Reduction of Payment Provider Commitment when Net Yield
               Trigger Event Has Occurred and Not Deemed Cured                 0.00          0.00      1,173,094.12    8,898,157.83

Section VIII.  Surety Bond Reconciliation

   A.  Previously Unreimbursed Surety Bond Draws                           0.00
   B.  Interest Rate on Outstanding Draws (PRIME + 1%)                     5.00%
   C.  Current Interest Accrued on Previously Outstanding Draws            0.00
   D.  Interest Paid on Unreimbursed Surety Draws                          0.00
   E.  New Surety Bond Draws                                               0.00
   F.  Reimbursement of Previous Surety Draws                              0.00
   G.  Unreimbursed Surety Draws                                           0.00
   H.  Previous Unreimbursed Insurer Optional Deposits                     0.00
   I.  New Insurer Optional Deposit                                        0.00
   J.  Reimbursement of Previous Insurer Optional Deposits                 0.00
   K.  Unreimbursed Insurer Optional Deposits                              0.00
   L.  Number of Extensions Performed During the Current
         Collection Period                                                   43
   M.  Balance of Loans Extended During the Current
         Collection Period                                           640,202.96


Section IX.  Historical Portfolio Performance

                            Previous Period                     Previous Period    Current    Current Period
                              Cumulative       Current Period     Cumulative       Period       Prepayment
                              Charge Offs       Charge-Offs           Losses       Losses         Spread
                            ------------------------------------------------------------------------------------
   i.     Prime Loans               0.00             0.00               0.00           0.00        2.2255%
   ii.    Non-Prime Loans           0.00             0.00               0.00           0.00        1.4400%
   iii.   Sub-Prime Loans           0.00             0.00               0.00           0.00        0.9192%
   iv.    Total Loans               0.00             0.00               0.00           0.00        1.9015%





/S/ Harold E. Miller, Jr.             /S/ Tonya B. Roemer
-------------------------------       -------------------------------
Harold E. Miller, Jr.                 Tonya B. Roemer
President,CEO                         Vice President